Exhibit 99.3
Consent of Independent Valuation Expert
Carter Validus Mission Critical REIT, Inc.:

We hereby consent to the reference to our name and description of our role in the valuation process of certain real estate assets of Carter Validus Mission Critical REIT, Inc. (the “Company”) included in the Company’s Current Report on Form 8-K dated December 29, 2017, to be incorporated by reference in any Registration Statement on Form S-3 of the Company, including the Company’s Registration Statement on Form S-3 (File No. 333-218152). In giving this consent, we do not admit that we are within the category of persons whose consent is required by Section 7 of the Securities Act of 1933, as amended.

/s/ Robert A. Stanger & Co., Inc.

Robert A. Stanger & Co., Inc.
Shrewsbury, New Jersey
December 29, 2017